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Exhibit 99.1

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE (I) TRANSFERRED EXCEPT UPON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO IT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT OR (II) EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON (AS DEFINED IN REGULATION S PROMULGATED UNDER THE SECURITIES ACT ("REGULATION S")) UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN.

E-centives, Inc.

Warrant for the Purchase of Shares of Common Stock,
par value $0.01 per Share

No.	Shares

        THIS CERTIFIES that, for value received,                        , whose address is                        (the "Holder"), is entitled to subscribe for and purchase from E-centives, Inc., a Delaware corporation (the "Company"), upon the terms and conditions set forth herein,                         shares of the Company's Common Stock, par value $0.01 per share ("Common Stock"), at a price of CHF 0.19 per share (the "Exercise Price"). As used herein the term "this Warrant" shall mean and include this Warrant and any Common Stock or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.

        The number of shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") and the Exercise Price may be adjusted from time to time as hereinafter set forth.

        1.    Exercise Price and Exercise Period.    This Warrant may be exercised at any time or from time to time during the period commencing twelve (12) months from November 26, 2003 and ending at 5:00 P.M. Eastern time on November 26, 2008 (the "Exercise Period").

        2.    Procedure for Exercise; Effect of Exercise.

          (a)    Exercise.    This Warrant may be exercised, in whole or in part, by the Holder during normal business hours on any business day during the Exercise Period by (i) the presentation and surrender of this Warrant to the Company at its principal office along with a duly executed Notice of Exercise (in the form attached hereto) specifying the number of Warrant Shares to be purchased and (ii) delivery of payment to the Company of the Exercise Price for the number of Warrant Shares specified in the Notice of Exercise by cash, wire transfer of immediately available funds to a bank account specified by the Company, or by certified or bank cashier's check. In addition, the Holder must provide (a) written certification that it is not a U.S. Person (as such term is defined in Regulation S under the Securities Act) and this Warrant is not being exercised on behalf of a U.S. person, or (b) a written opinion of counsel for the Holder, from such counsel and in such form as is satisfactory to the Company, to the effect that this Warrant and the Warrant Shares have been registered under the Securities Act or are exempt from registration thereunder.

          (b)    Effect of Exercise.    Upon receipt by the Company of this Warrant and a Notice of Exercise, together with proper payment of the Exercise Price, as provided in this Section 2, the Company agrees that such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant has been surrendered and payment has been made for such Warrant Shares in accordance with the terms hereunder and the Holder shall be deemed to be the holder of record of the Warrant Shares. A stock certificate or certificates for the Warrant Shares specified in the Notice of

  Exercise shall be delivered to the Holder as promptly as practicable. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares subject to purchase hereunder.

        3.    Registration of Warrants; Transfer of Warrants.    Any Warrants issued upon the transfer (subject to Sections 4 and 6 hereof) or exercise in part (subject to Section 2 hereof) of this Warrant shall be numbered and shall be registered in a Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that his, her or its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his, her or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares, upon surrender to the Company or its duly authorized agent.

        4.    (a)    Restrictions on Transfer.    Notwithstanding any provisions contained in this Warrant to the contrary, this Warrant and the related Warrant Shares shall not be transferable except pursuant to the proviso contained in the following sentence or upon the conditions specified in this Section 4, which conditions are intended, among other things, to insure compliance with the provisions of Regulation S under the Securities Act and applicable state law in respect of the transfer of this Warrant or such Warrant Shares. Subject to Section 6 hereof, the Holder by acceptance of this Warrant, agrees that such Holder will not transfer this Warrant or the related Warrant Shares prior to delivery to the Company of an opinion of such Holder's counsel (as such opinion and such counsel are described in Section 4(b) hereof) or until registration of such Warrant Shares under the Securities Act has become effective or after a sale of such Warrant or Warrant Shares has been consummated pursuant to Regulation S, Rule 144 or Rule 144A under the Securities Act.

          (b)    Notice of Intention to Transfer; Opinion of Counsel.    The Holder, by his, her or its execution and acceptance of this Warrant, agrees that prior to any transfer of this Warrant or of the related Warrant Shares (other than pursuant to a registration under the Securities Act), the Holder will give written notice to the Company of his, her or its intention to effect such transfer, together with an opinion of counsel for the Holder, from such counsel and in such form as is satisfactory to the Company, to the effect that the proposed transfer of this Warrant and/or such Warrant Shares may be effected without registration under the Securities Act. Upon delivery of such notice and opinion to the Company, the Holder shall be entitled to transfer this Warrant and/or such Warrant Shares in accordance with the intended method of disposition specified in the notice to the Company.

          (c)    Legend.    Each stock certificate representing Warrant Shares issued upon exercise or exchange of this Warrant shall bear the following legend unless the opinion of counsel referred to in Section 4(b) states such legend is not required:

  "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE TRANSFERRED EXCEPT UPON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE CORPORATION AND ITS COUNSEL THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT."

The Holder understands that the Company may place, and may instruct any transfer agent or depository for the Warrant Shares to place, a stop transfer notation in the securities records in respect of the Warrant Shares.

        5.    Exercise Price Adjustments.    The Exercise Price shall be subject to adjustment from time to time as follows:

          (a)  (i) In the event that the Company shall split or subdivide its outstanding Common Stock into a greater number of shares or (ii) combine its outstanding Common Stock into a smaller number of shares, then in each such case the Exercise Price in effect immediately prior thereto shall be proportionately adjusted in the ratio that the number of shares of Common Stock outstanding immediately prior to such event bears to the number of shares of Common Stock outstanding immediately after such event. Similarly, in each such event the number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted proportionately in the inverse ratio to the Exercise Price. An adjustment made pursuant to this Section 5(a) shall become effective immediately after the close of business on the effective date in the case of such subdivision, split or combination, as the case may be.

          (b)  In case of any reclassification of the Common Stock (other than in a transaction to which Section 6(a) applies), any consolidation of the Company with, or merger of the Company into, any other entity, any merger of another entity into the Company (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock), or any compulsory share exchange, pursuant to which the Common Stock is converted into other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the Holder of a Warrant then outstanding shall have the right thereafter, during the period such Warrant shall be exercisable, to exercise such Warrant only for the kind and amount of securities, cash and other property receivable upon the reclassification, consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock of the Company into which a Warrant might have been able to exercise for immediately prior to the reclassification, consolidation, merger, sale, transfer or share exchange assuming that such holder of Common Stock failed to exercise rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon consummation of such transaction, subject to adjustment as provided in Section 5(a) above following the date of consummation of such transaction. The provisions of this Section 5(b) shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

          (c)  All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

          (d)  Upon each adjustment of the Exercise Price or the number or type of securities issuable upon exercise of this Warrant, this Warrant shall be deemed to incorporate each such adjustment and change as if a new Warrant Agreement reflecting each such adjustment and change had been issued to the Holder.

          (e)  The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price of such share of Common Stock on the date of exercise of this Warrant.

        6.    Representations and Warranties of the Holder.    The Holder hereby represents, warrants to, and agrees with, the Company as follows:

          (a)    Authorization; Enforceability.    If the Holder is: (1) a legal entity, the execution, delivery and performance of this Warrant by the Holder and the consummation by the Holder of the transactions contemplated hereby have been duly authorized by all necessary legal entity action of the Holder; this Warrant, when duly executed and delivered by the Company, will constitute a valid and legally binding agreement of the Holder enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; or (2) an individual, such Holder is at least eighteen (18) years of age. The address set forth below is the Holder's correct home address, or if the Holder is other than an individual, the Holder's correct principal office address and the Holder has no present intention of changing such address.

          (b)  The Holder, as of the date of issuance of this Warrant, represents to the Company that such Holder is acquiring the Warrants for his, her or its own account for investment purposes and not with a present view to the distribution thereof or of the Warrant Shares, except pursuant to sales registered or exempted from registration under the Securities Act.

          (c)    Regulation S.    The Holder understands that this Warrant has not been registered under the Securities Act in reliance on an exemption contained in Regulation S under the Securities Act, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the applicability of such exemptions and the Holder's suitability to acquire this Warrant.

          (d)    Non-U.S. Person.    The Holder is not, as of the date hereof, a "U.S. person" as defined in Regulation S under the Securities Act. The Holder is not, as of the date hereof, acquiring this Warrant for the benefit of a "U.S. person" as defined in Regulation S under the Securities Act. Upon consummation of the transactions contemplated hereunder, the Holder will be the sole beneficial owner of this Warrant, and the Holder has not pre-arranged any sale with any purchaser or purchasers in the United States. For purposes of this Warrant, a "U.S. person" includes, without limitation, any natural person resident in the United States, any partnership or corporation organized or incorporated under the laws of the United States (other than certain branches of non-U.S. banks or insurance companies), any estate of which any executor or administrator is a U.S. person or any trust of which any trustee is a U.S. person (with certain exceptions) and any agency or branch of a foreign entity located in the United States, but does not include a natural person not resident in the United States. The "United States" means the United States of America, its territories and possessions, any state of the United States and the District of Columbia.

          (e)    Outside the U.S.    The Holder is outside the United States as of the date of the execution, delivery and purchase of this Warrant; provided, that delivery of this Warrant may be effected in the United States through the Holder's agent as long as the Holder is outside the United States at the time of such delivery.

          (f)    Limitation on Transfer.    The Holder understands that this Warrant and the Warrant Shares cannot be offered for sale, sold or otherwise transferred unless in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act. The Holder has no present intention to sell or otherwise transfer the this Warrant or the Warrant Shares except in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act. The Holder understands that the Company is required, under Rule 903 of Regulation S, to refuse to register the transfer of this Warrant or the Warrant Shares received or to be received by the Holder hereunder that are not transferred pursuant to a registration statement under the Securities Act, in compliance with Regulation S under the Securities Act or otherwise pursuant to an available exemption from registration.

          (g)    No Short Position.    The Holder covenants that the Holder will not, directly or indirectly, or through one or more intermediaries, maintain any short position in this Warrant or the Warrant Shares during the Distribution Compliance Period, as defined in Regulation S under the Securities Act.

          (h)    No Hedging Transactions.    The Holder hereby agrees not to engage in hedging transactions with regard to this Warrant or the Warrant Shares unless in compliance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act.

          (i)    Limitations on Resale.    The Holder will resell this Warrant or the Warrant Shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act.

        7.    Transfer Taxes.    The issuance of any Warrant Shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

        8.    Loss or Mutilation of Warrant Agreement.    Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

        9.    No Rights as a Stockholder.    The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

        10.    Further Assurances.    The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Warrant. The Holder hereby agrees to provide to the Company such additional information as may be requested by the Company from time to time.

        11.    Amendments.    This Warrant may only be amended, modified or supplemented by an agreement in writing executed by duly authorized representatives of the Company and the Holder.

        12.    Entire Warrant.    This Warrant constitutes the entire and final agreement and understanding between the Company and the Holder with respect to the subject matter of this Warrant and supersedes all prior agreements relating to the subject matter of this Warrant, which are of no further force or effect.

        13.    Governing Law.    This Warrant shall be construed in accordance with the laws of the State of Delaware applicable to contracts made and performed within such State, without regard to principles of conflicts of law.

Dated:	E-CENTIVES, INC.
By:
Name:
Title:
[HOLDER'S NAME]
By:
Name:
Title:

FORM OF ASSIGNMENT

        (To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

        FOR VALUE RECEIVED, hereby sells, assigns, and transfers unto                        a Warrant to purchase                        shares of Common Stock, par value $0.01 per share, of E-centives, Inc. (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated:
By:	Signature

        The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

To:	E-centives, Inc. 6901 Rockledge Drive, 7th Floor Bethesda, MD 20817 Attention: CFO

NOTICE OF EXERCISE

        The undersigned hereby exercises his, her or its rights to purchase            Warrant Shares covered by the within Warrant and tenders payment herewith in the amount of $                        in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:

(Print Name, Address and Social Security or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated:
By:	Print Name
Signature

Address:

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  Exhibit 99.1
FORM OF ASSIGNMENT
NOTICE OF EXERCISE